                 Municipal Partners
                 Fund Inc.

                 Annual Report

                 DECEMBER 31, 1997

M U N I C I P A L  P A R T N E R S  F U N D  I N C .

February 23, 1998

To Our Shareholders:

We are pleased to provide this annual report to the shareholders of Municipal Partners Fund (the "Fund") for the year ended December 31, 1997. Benefiting from the bond market rally, the Fund achieved a 7.88% return in net asset value during the second half of 1997 and 12.28% for the year ended December 31, 1997 (assuming the reinvestment of monthly common stock dividends in additional shares of the Fund). The Fund's average maturity and leverage contributed to this performance. On December 31, 1997 the Fund had a closing net asset value and market price per share of $14.85 and $13.50, respectively. The Fund continued to pay a monthly common stock dividend of $0.0665 per share.

U.S. fixed-income securities registered positive price returns during the second half of 1997 as the bond market continued to benefit from a healthy domestic economy with little concern of inflation. The fixed-income markets also received a boost from the political and fiscal turmoil in Asia. Many investors seeking a safe haven purchased United States Treasury securities, causing a significant increase in demand for these securities.

Municipal prices advanced during the latter half of the year, but failed to keep pace with the rally in Treasuries. An influx of municipal new issue supply prompted by lower interest rates, prevented municipal prices from keeping up with their taxable counterpart. For the year, total municipal new issue volume was $220 billion, a 19% increase over 1996 and the third highest year on record. Demand from property and casualty insurance companies remained a constant due to their profitability, while purchases from individuals and mutual funds depended upon the level of nominal yields and cash availability.

As of December 31, 1997, the Fund's portfolio consisted of 42 issues throughout 26 different states with an average maturity of 9.98 years and an average coupon of 6.32%, excluding short-term investments. Sector weightings emphasize housing, industrial development and healthcare.

ANNUAL SHAREHOLDERS AND SPECIAL MEETINGS

The Fund held its annual shareholders meeting on October 14, 1997 and a special meeting on January 15, 1998. At the meeting on October 14, 1997, shareholders approved a new investment management agreement between Value Advisors LLC ("Value Advisors") and the Fund and a new investment advisory and administration agreement among Value Advisors, Salomon Brothers Asset Management Inc ("SBAM") and the Fund, elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The new agreement took effect upon the closing of the sale of Value Advisors by Oppenheimer Group Inc. to PIMCO Advisors L.P., which occurred on November 4, 1997. At the special meeting on January 15, 1998, shareholders elected William D. Cvengros to the Fund's Board of Directors and approved a new investment advisory and administration agreement among SBAM, Value Advisors and the Fund. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of SBAM, with and into Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc., which occurred on November 28, 1997. Travelers is now the ultimate parent company of SBAM. The following table provides information concerning the matters voted on at the meetings:

M U N I C I P A L  P A R T N E R S  F U N D  I N C .

OCTOBER 14, 1997
1. Approval of a new investment management agreement between Value Advisors and the Fund (common and preferred shares voting).

       VOTES FOR                 VOTES AGAINST                VOTES ABSTAINED
       ---------                 -------------                ---------------
       4,703,093                     32,414                        91,345

2. Approval of a new investment advisory and administration agreement among Value Advisors, SBAM and the Fund (common and preferred shares voting).

       VOTES FOR                 VOTES AGAINST                VOTES ABSTAINED
       ---------                 -------------                ---------------
       4,708,938                     33,083                        84,831

3. Election of directors (common and preferred shares voting).

       NOMINEES                    VOTES FOR                  VOTES WITHHELD
       --------                   -----------                 --------------
   Mark C. Biderman*               4,764,473                      62,379
    Robert L. Rosen                4,762,873                      63,979

*Mr. Biderman subsequently resigned from the Board of Directors on November 4, 1997.

4. Election of a director (preferred shares voting only).

       NOMINEE                    VOTES FOR                  VOTES WITHHELD
       -------                   -----------                 --------------
  Dr. Riordan Roett                  717                            0

5. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund (common and preferred shares voting).

       VOTES FOR                 VOTES AGAINST                VOTES ABSTAINED
       ---------                 -------------                ---------------
       4,781,619                    16,533                        28,700

JANUARY 15, 1998
1. Election of a director (common and preferred shares voting).

       NOMINEE                    VOTES FOR                  VOTES WITHHELD
       -------                   -----------                 --------------
 William D. Cvengros              4,991,733                      93,702

2. Approval of a new investment advisory and administration agreement among Value Advisors SBAM, and the Fund (common and preferred shares voting).

       VOTES FOR                 VOTES AGAINST                VOTES ABSTAINED
       ---------                 -------------                ---------------
       4,949,621                     36,533                        99,281


                                   Cordially,

/s/ WILLIAM D. CVENGROS                               /s/ MICHAEL S. HYLAND
William D. Cvengros                                   Michael S. Hyland
Co-Chairman of the Board                              Co-Chairman of the Board

M U N I C I P A L  P A R T N E R S  F U N D  I N C .

Statement of Investments
December 31, 1997


 PRINCIPAL
  AMOUNT                                                                         MOODY'S/S&P             VALUE
   (000)    Long-Term Investments - 143.6%                                      CREDIT RATING           (NOTE 2)
--------------------------------------------------------------------------------------------------------------------
            ALABAMA - 4.0%
            Alabama Special Care Facilities Financing Authority Revenue
  $2,145    (Daughters of Charity-St. Vincents), 5.00%, 11/01/25..........          Aa2/AA+          $  2,039,766
            Courtland, Alabama Industrial Development Board Solid Waste Disposal
            Revenue (Champion International Corporation Project), Series A,
   1,225    7.00%, 11/01/22...............................................         Baa1/BBB             1,345,172
                                                                                                     ------------
                                                                                                        3,384,938
                                                                                                     ------------
            CALIFORNIA - 2.6%
            West Covina, California Certificate of Participation (Queen of the
   2,000    Valley Hospital), 6.50%, 8/15/14..............................           A2/A               2,205,600
                                                                                                     ------------
            COLORADO - 5.6%
            E-470 Public Highway Authority, Colorado Revenue, Series A, MBIA,
   1,630    5.00%, 9/01/21................................................         Aaa/AAA              1,594,482
            Colorado Health Facilities Authority Hospital Revenue (Rocky Mountain
   3,000    Adventist Healthcare Project), 6.625%, 2/01/22................        Baa2/BBB              3,198,780
                                                                                                     ------------
                                                                                                        4,793,262
                                                                                                     ------------
            CONNECTICUT - 1.2%
            Connecticut State Health & Educational Facilities Authority Revenue
   1,000    (Windham Community Memorial Hospital), Series C, 6.00%, 7/01/20       Baa3/BBB-             1,037,510
                                                                                                     ------------
            GEORGIA - 3.3%
            Fulton County, Georgia Housing Authority Single-Family Mortgage,
     360    6.60%, 3/01/28................................................         NR/AAA                 380,743
            Georgia Municipal Electric Authority Power Revenue, Series Z, FGIC,
   2,250    5.50%, 1/01/20................................................        Aaa/AAA               2,411,595
                                                                                                     ------------
                                                                                                        2,792,338
                                                                                                     ------------
            HAWAII - 3.3%
   2,610    Hawaii General Obligation, FGIC, 5.50%, 10/01/10..............        Aaa/AAA               2,831,876
                                                                                                     ------------

            ILLINOIS - 7.4%
            Illinois Health Facilities Authority Revenue (Highland Park Hospital
   1,165    Project), Series A, MBIA, 5.50%, 10/01/08.....................        Aaa/AAA               1,235,785
            Illinois Health Facilities Authority Revenue Refunding (Lutheran General
  1,500     Health System), Series C, 7.00%, 4/01/14......................         A1/A+                1,817,745

-----------------------------------------------------------------------------------------------------------------
                               See accompanying notes to financial statements.
                                                                                                           Page 3

M U N I C I P A L  P A R T N E R S  F U N D  I N C .

December 31, 1997


 PRINCIPAL
  AMOUNT                                                                         MOODY'S/S&P            VALUE
   (000)    Long-Term Investments (continued)                                   CREDIT RATING          (NOTE 2)
--------------------------------------------------------------------------------------------------------------------
            ILLINOIS - 7.4% (CONTINUED)
  $3,000    Illinois State Sales Tax Revenue, Series V, 6.375%, 6/15/20...         Aa3/AAA           $  3,303,450
                                                                                                     ------------
                                                                                                        6,356,980
                                                                                                     ------------
            MAINE - 3.3%
            Maine State Housing Authority Mortgage Purchase, Series A-4,
     525    6.375%, 11/15/12..............................................         Aa2/AA                 551,198
            Maine State Housing Authority Mortgage Purchase, Series A-2,
   2,110    6.65%, 11/15/25...............................................         Aa2/AA               2,242,782
                                                                                                     ------------
                                                                                                        2,793,980
                                                                                                     ------------
            MARYLAND - 4.8%
            Northeast Maryland Waste Disposal Authority, Solid Waste Revenue
            (Montgomery County Resource Recovery, Ogden Martin Systems Project A),
   3,750    MBIA, 6.30%, 7/01/16..........................................         Aaa/AAA              4,071,563
                                                                                                     ------------

            MASSACHUSETTS - 9.2%
   3,255    Massachusetts State Special Obligation Revenue, Series A, 5.50%,
            6/01/13.......................................................         Aa3/AA               3,490,044
   4,445    Massachusetts General Obligation, Series D, 5.00%, 11/01/16...         Aaa/AAA              4,397,661
                                                                                                     ------------
                                                                                                        7,887,705
                                                                                                     ------------
            MINNESOTA - 4.1%
            Minnesota State Housing Finance Agency Single-Family Mortgage,
   3,355    Series H, 6.50%, 1/01/26......................................         Aa2/AA+              3,533,822
                                                                                                     ------------
            MONTANA - 2.5%
            Montana State Board Housing Single-Family Program, Series A-2,
   2,000    6.05%, 12/01/12...............................................         Aa2/AA+              2,102,700
                                                                                                     ------------
            NEBRASKA - 7.7%
            Nebraska Higher Education Loan Program Inc., Revenue, Sub-Series A-6,
   6,000    6.45%, 6/01/18................................................          A/NR                6,623,220
                                                                                                     ------------
            NEVADA - 8.6%
            Clark County, Nevada Passenger Facility Revenue (Macarran International
   1,350    Airport), MBIA, 5.75%, 7/01/23................................         Aaa/AAA              1,404,081
            Nevada Housing Division, Single-Family Program, Series B-2,
   4,355    6.40%, 10/01/25...............................................         Aa2/NR               4,576,321

-----------------------------------------------------------------------------------------------------------------
                             See accompanying notes to financial statements.

Page 4


M U N I C I P A L  P A R T N E R S  F U N D  I N C .

December 31, 1997


 PRINCIPAL
  AMOUNT                                                                         MOODY'S/S&P             VALUE
   (000)    Long-Term Investments (continued)                                   CREDIT RATING           (NOTE 2)
--------------------------------------------------------------------------------------------------------------------
            NEVADA - 8.6% (CONTINUED)
            Nevada Housing Division, Single-Family Program, Series B-2,
  $1,300    6.95%, 10/01/26...............................................          Aa/NR            $  1,393,353
                                                                                                     ------------
                                                                                                        7,373,755
                                                                                                     ------------
            NEW HAMPSHIRE - 0.8%
            New Hampshire State Housing Finance Authority, Single-Family
     630    Residential, Series A, 6.80%, 7/01/15.........................          Aa/A+                 671,089
                                                                                                     ------------
            NEW JERSEY - 12.5%
            New Jersey Economic Development Authority, Pollution Control Revenue
   5,150    (Public Service Electric and Gas Co. Project), MBIA, 6.40%, 5/01/32   Aaa/AAA               5,641,619
            New Jersey Economic Development Authority, Water Facilities Revenue
   4,450    (New Jersey American Water Co., Inc. Project), FGIC, 6.875%, 11/01/34 Aaa/AAA               5,040,916
                                                                                                     ------------
                                                                                                       10,682,535
                                                                                                     ------------
            NEW YORK - 5.0%
            Port Authority of New York & New Jersey Construction, Ninety-Sixth Series,
     950    FGIC, 6.60%, 10/01/23.........................................        Aaa/AAA               1,049,778
            Triborough Bridge & Tunnel Authority, New York General Purpose Revenue,
   3,000    Series Y, 5.50%, 1/01/17......................................          Aa/A+               3,209,370
                                                                                                     ------------
                                                                                                        4,259,148
                                                                                                     ------------
            OHIO - 11.6%
            Miami County, Ohio Hospital Facilities Revenue Refunding & Improvement
   2,000    (Upper Valley Medical Center), 6.25%, 5/15/13.................        Baa2/BBB              2,125,340
            Ohio State Water Development Authority Solid Waste Disposal Revenue
   7,200    (Cargill Inc.), 6.30%, 9/01/20................................         Aa3/AA-              7,803,936
                                                                                                     ------------
                                                                                                        9,929,276
                                                                                                     ------------
            PENNSYLVANIA - 7.8%
            Monroeville, Pennsylvania Hospital Authority Hospital Revenue (Forbes
   6,095    Health System), 7.00%, 10/01/13...............................          A3/A-               6,640,990
                                                                                                     ------------

            RHODE ISLAND - 3.9%
            Rhode Island Housing & Mortgage Finance Corporation, Homeownership
   3,115    Opportunity, Series 7B, 6.80%, 10/01/25.......................        Aa2/AA+               3,309,594
                                                                                                     ------------

-----------------------------------------------------------------------------------------------------------------
                            See accompanying notes to financial statements.


                                                                                                           Page 5

M U N I C I P A L  P A R T N E R S  F U N D  I N C .

December 31, 1997


 PRINCIPAL
  AMOUNT                                                                         MOODY'S/S&P             VALUE
   (000)    Long-Term Investments (concluded)                                   CREDIT RATING           (NOTE 2)
--------------------------------------------------------------------------------------------------------------------
            SOUTH DAKOTA - 6.2%
            South Dakota Housing Development Authority, Homeowner Mortgage,
  $4,955    Series D, 6.85%, 5/01/26......................................         Aa1/AAA           $  5,284,458
                                                                                                     ------------
            TENNESSEE - 4.4%
            The Industrial Development Board of Humphreys County, Tennessee
   3,400    (E.I. duPont de Nemours and Company Project), 6.70%, 5/01/24..         Aa3/AA-              3,769,308
                                                                                                     ------------
            TEXAS - 15.2%
            Lower Neches Valley Authority, Texas Industrial Development Corporation
   6,000    (Mobil Oil Refining Corporate Project), 6.40%, 3/01/30........         Aa2/AA               6,508,740
            Richardson, Texas Hospital Authority Hospital Revenue Refunding and
   3,000    Improvement (Richardson Medical Center), 6.75%, 12/01/23......        Baa3/BBB-             3,252,750
     330    Texas State Veterans Housing Assistance, 6.80%, 12/01/23......         Aa2/AA                 352,384
            West Side Calhoun County, Texas Navigation District Solid Waste Disposal
   2,750    Revenue (Union Carbide Chemicals), 6.40%, 5/01/23.............        Baa2/BBB              2,901,525
                                                                                                     ------------
                                                                                                       13,015,399
                                                                                                     ------------
            VIRGINIA - 3.6%
            Giles County, Virginia Industrial Development Authority Revenue
   2,000    (Hoechst Celanese Project), 5.95%, 12/01/25...................         A2/A+                2,085,840
            Virginia State Housing Development Authority, Commonwealth Mortgage,
     955    Subseries B-5, 6.30%, 1/01/27.................................        Aa1/AA+                 992,608
                                                                                                     ------------
                                                                                                        3,078,448
                                                                                                     ------------
            WASHINGTON - 1.8%
            Washington State Housing Finance Commission, Single-Family Mortgage
   1,460    Revenue Refunding, 6.15%, 1/01/26.............................        NR/AAA                1,580,260
                                                                                                     ------------

            WEST VIRGINIA - 3.2%
            West Virginia State Water Development Authority, Loan Program II,
   2,445    Series A, 7.00%, 11/01/31, Pre-Refunded 11/01/01..............         NR/A-                2,729,353
                                                                                                     ------------

            Total Long-Term Investments (cost $115,025,651)......................................     122,739,107
                                                                                                     ------------

-----------------------------------------------------------------------------------------------------------------
                               See accompanying notes to financial statements.

Page 6


M U N I C I P A L  P A R T N E R S  F U N D  I N C .

Statement of Investments (concluded)
December 31, 1997


 PRINCIPAL
  AMOUNT                                                                         MOODY'S/S&P             VALUE
   (000)    Short-Term Investments - 1.2%                                       CREDIT RATING           (NOTE 2)
--------------------------------------------------------------------------------------------------------------------
            IDAHO - 0.5%
    $400    Power County, Idaho Pollution Control Revenue, VR, 5.10%, 1/02/98     VMIG-1/NR          $    400,000
                                                                                                     ------------
            VIRGINIA - 0.6%
            Alexandria, Virginia Redevelopment & Housing Authority Revenue, VR,
     500    5.00%, 1/02/98................................................         NR/A-1                 500,000
                                                                                                     ------------
            WASHINGTON - 0.1%
     100    Washington State Health Care Facilities Revenue, VR, 5.00%, 1/02/98  VMIG-1/A-1+              100,000
                                                                                                     ------------

            Total Short-Term Investments (cost $1,000,000).......................................       1,000,000
                                                                                                     ------------

            Total Investments - 144.8%  (cost $116,025,651)......................................     123,739,107
                                                                                                     ------------

            Other Assets in Excess of Liabilities - 2.0%.........................................       1,746,764
                                                                                                     ------------

            Total Net Assets - 146.8%............................................................     125,485,871
                                                                                                     ------------
            Par value of 800 shares of preferred stock at $50,000 per share (Note 5)-(46.8%).....     (40,000,000)
                                                                                                     ------------
            Net Assets Applicable to Common Stock - 100%
            (equivalent to $14.85 per share on 5,757,094 common shares outstanding)..............    $ 85,485,871
                                                                                                     ============

-----------------------------------------------------------------------------------------------------------------
The following abbreviations are used in portfolio descriptions:

FGIC -- Insured as to principal and interest by the Financial Guaranty
        Insurance Company.
MBIA -- Insured as to principal and interest by the
        Municipal Bond Investors Assurance Corporation.
NR   -- Not rated by Moody's or S&P as indicated.
VMIG -- Variable Moody Investment Grade.
VR   -- Variable Rate Demand Note. Date shown is date of next interest rate change and coupon rate is the rate in effect on December 31, 1997.


-------------------------------------------------------------------------------------------------------------------
                            See accompanying notes to financial statements.

                                                                                                             Page 7

M U N I C I P A L  P A R T N E R S  F U N D  I N C .

Statement of Assets and Liabilities
December 31, 1997

Assets
Investments, at value (cost - $116,025,651)................................................  $123,739,107
Cash.......................................................................................        36,897
Interest receivable........................................................................     1,843,444
Unamortized organization expenses (Note 2).................................................         1,050
Prepaid expenses...........................................................................        13,232
                                                                                             ------------
            Total assets...................................................................   125,633,730
                                                                                             ------------
Liabilities
Accrued management fee (Note 3)............................................................        63,654
Accrued audit and tax return preparation fees..............................................        52,574
Accrued printing and mailing fees..........................................................        11,000
Accrued legal fee..........................................................................         9,999
Accrued custodian expense..................................................................         4,984
Accrued transfer agent expense.............................................................         2,147
Other accrued expenses.....................................................................         3,501
                                                                                             ------------
            Total liabilities..............................................................       147,859
                                                                                             ------------
Net Assets
Preferred Stock (Note 5)...................................................................    40,000,000
                                                                                             ------------
Common Stock ($.001 par value, 100,000,000 shares authorized; 5,757,094 shares outstanding)         5,757
Additional paid-in capital.................................................................    79,673,514
Undistributed net investment income........................................................       394,026
Accumulated realized loss on investments...................................................    (2,300,882)
Net unrealized appreciation on investments.................................................     7,713,456
                                                                                             ------------
            Net assets applicable to common stock..........................................  $ 85,485,871
                                                                                             ------------
            Total net assets...............................................................  $125,485,871
                                                                                             ============

Net asset value per share of common stock  ($85,485,871 / 5,757,094 shares outstanding)....        $14.85
                                                                                                   ======
---------------------------------------------------------------------------------------------------------
                          See accompanying notes to financial statements.

Page 8


M U N I C I P A L  P A R T N E R S  F U N D  I N C .

Statement of Operations
For the Year Ended December 31, 1997


INVESTMENT INCOME
     INCOME
         Interest (reduced by net premium amortization of $26,571)......................  $ 7,231,002

     OPERATING EXPENSES
         Management fee (Note 3).............................................$730,635
         Auction agent fee................................................... 111,168
         Audit and tax services..............................................  73,511
         Legal...............................................................  44,247
         Directors' fees and expenses (Note 3)...............................  28,807
         Custodian...........................................................  26,138
         Printing............................................................  23,966
         Listing fee.........................................................  16,169
         Amortization of organization expenses (Note 2)......................  14,155
         Transfer agent......................................................  14,033
         Shareholder annual meeting..........................................   2,031
         Other...............................................................  17,535
                                                                             --------
             Total operating expenses...................................................    1,102,395
                                                                                          -----------
     Net investment income..............................................................    6,128,607
                                                                                          -----------
NET REALIZED AND UNREALIZED GAIN
     Net realized gain on investments...................................................      911,206
     Change in net unrealized appreciation on investments...............................    4,003,941
                                                                                          -----------
     Net realized gain and change in net unrealized appreciation on investments.........    4,915,147
                                                                                          -----------
     Net Increase in Net Assets from Operations.........................................  $11,043,754
                                                                                          ===========

-----------------------------------------------------------------------------------------------------
                         See accompanying notes to financial statements.

                                                                                               Page 9


M U N I C I P A L  P A R T N E R S  F U N D  I N C .

Statement of Changes in Net Assets


                                                                                          FOR THE          FOR THE
                                                                                        YEAR ENDED       YEAR ENDED
                                                                                       DECEMBER 31,     DECEMBER 31,
                                                                                           1997             1996
--------------------------------------------------------------------------------------------------------------------
OPERATIONS
     Net investment income................................................              $  6,128,607    $  6,209,052
     Net realized gain (loss) on investments..............................                   911,206         (52,016)
     Change in net unrealized appreciation (depreciation) on investments..                 4,003,941      (1,292,674)
                                                                                        ------------    ------------
     Net increase in net assets from operations...........................                11,043,754       4,864,362
                                                                                        ------------    ------------
DIVIDENDS
     To common shareholders from net investment income....................                (4,594,161)     (4,533,712)
     To preferred shareholders from net investment income.................                (1,516,642)     (1,475,233)
                                                                                        ------------    ------------
                                                                                          (6,110,803)     (6,008,945)
                                                                                        ------------    ------------
     Total increase (decrease) in net assets..............................                 4,932,951      (1,144,583)

NET ASSETS
     Beginning of year....................................................               120,552,920     121,697,503
                                                                                        ------------    ------------
     End of year (includes undistributed net investment income of
          $394,026 and $376,222, respectively)............................              $125,485,871    $120,552,920
                                                                                        ============    ============


Statement of Cash Flows
For the Year Ended December 31, 1997


Cash Flows from Operating Activities:
     Proceeds from sales of portfolio securities........................................                 $ 33,743,019
     Purchases of portfolio securities..................................................                  (32,944,169)
     Net purchases of short-term securities.............................................                     (990,000)
                                                                                                         ------------
                                                                                                             (191,150)

     Net investment income..............................................................                    6,128,607
     Amortization of net premium on investments.........................................                       26,571
     Amortization of organization expenses..............................................                       14,155
     Net change in receivables/payables related to operations...........................                       98,961
                                                                                                         ------------
         Net cash provided by operating activities......................................                    6,077,144
                                                                                                         ------------
Cash Flows used by Financing Activities:
     Common stock dividends paid........................................................                   (4,594,161)
     Preferred stock dividends paid.....................................................                   (1,516,642)
                                                                                                         ------------
         Net cash used by financing activities..........................................                   (6,110,803)
                                                                                                         ------------
Net decrease in cash....................................................................                      (33,659)
Cash at beginning of year...............................................................                       70,556
                                                                                                         ------------
Cash at end of year.....................................................................                 $     36,897
                                                                                                         ============

---------------------------------------------------------------------------------------------------------------------
                                See accompanying notes to financial statements.

Page 10


M U N I C I P A L  P A R T N E R S  F U N D  I N C .

Notes to Financial Statements

Note 1.  Organization

Municipal Partners Fund Inc. (the "Fund") was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund may classify or reclassify any unissued shares of common stock into one or more series of preferred stock (See Note 5). The Fund commenced operations on January 29, 1993. The Fund's primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc (the "Investment Adviser"), may appreciate in value relative to other similar obligations in the marketplace.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

M U N I C I P A L  P A R T N E R S  F U N D  I N C .

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in
Note 5. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

UNAMORTIZED ORGANIZATION EXPENSES. Organization expenses amounting to $89,271 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

Note 3.  Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with Value Advisors LLC (the "Investment Manager"), a subsidiary of PIMCO Advisors L.P., pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The agreement with the Investment Manager was approved by shareholders at a special meeting held on October 14, 1997, and has been in effect since the closing of the sale of the Investment Manager by Oppenheimer Group Inc. to PIMCO Advisors L.P., which occurred on November 4, 1997. The Investment Manager was the transferee of the investment management responsibilities for the Fund which were previously provided by Advantage Advisers, Inc.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), an indirect wholly-owned subsidiary of Travelers Group Inc. ("Travelers"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The agreement with the Investment Adviser was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc., which had been the ultimate parent company of the Investment Adviser, with and into Smith Barney Holdings Inc., a

M U N I C I P A L  P A R T N E R S  F U N D  I N C .

subsidiary of Travelers, which occurred on November 28, 1997. Travelers is now the ultimate parent company of the Investment Adviser.

The Fund pays the Investment Manager a monthly fee at an annual rate of .60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

At December 31, 1997, the Investment manager and the Investment Adviser owned 3,547 and 4,275 shares of the Fund, respectively.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, $700 for attendance at each board and audit committee meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

Note 4.  Portfolio Activity

Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1997, aggregated $32,944,169 and $33,743,019, respectively. At December 31, 1997, the Fund had a net capital loss carryover of approximately $2,300,000 of which $1,544,000 will be available through December 31, 2002, $704,000 will be available through December 31, 2003 and $52,000 will be available through December 31, 2004 to offset future capital gains to the extent provided by federal income tax regulations. In addition, as permitted under Federal income tax regulations, the Fund has elected to defer $1,240 of Post-October net capital losses to the next taxable year.

The federal income tax cost basis of the Fund's investments at December 31, 1997 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $7,713,456 and $0, respectively, resulting in net unrealized appreciation for federal income tax purposes of $7,713,456.

Note 5. Preferred Stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

M U N I C I P A L  P A R T N E R S  F U N D  I N C .

Notes to Financial Statements (concluded)

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the year ended December 31, 1997 ranged from 3.575% to 3.825%. The weighted average dividend rate for the year ended December 31, 1997 was 3.74%. The Board of Directors designated the dividend period commencing October 21, 1997 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on October 20, 1997 remained in effect through January 19, 1998. The dividend rate for this Special Rate Period was 3.78%. The Board of Directors designated the dividend period commencing January 20, 1998 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on January 16, 1998 remains in effect through April 20, 1998 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 3.67%.

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

Note 6. Concentration of Credit Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

Note 7.  Common Stock Dividends Subsequent to December 31,  1997

On January 2 and February 2, 1998, the Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $.0665 per share, payable on January 30 and February 27, 1998 to shareholders of record on January 13 and February 18, 1998, respectively.

M U N I C I P A L  P A R T N E R S  F U N D  I N C .

Financial Highlights

Data for a share of common stock outstanding throughout each period:


                                               FOR THE       FOR THE      FOR THE      FOR THE      FOR THE
                                              YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                                             DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 1997          1996         1995         1994        1993(a)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...          $ 13.99      $ 14.19      $ 11.55      $ 14.59      $ 14.10
                                                 -------      -------      -------      -------      -------
Net investment income..................             1.06         1.08         1.10         1.10          .87
Net realized gain (loss) and change in net
   unrealized appreciation (depreciation) on
   investments.........................              .86         (.24)        2.63        (3.04)         .73
                                                 -------      -------      -------      -------      -------
Total from investment operations.......             1.92          .84         3.73        (1.94)        1.60
                                                 -------      -------      -------      -------      -------
Less distributions
   Dividends to common shareholders from
     net investment income.............             (.80)        (.79)        (.80)        (.89)        (.71)
   Dividends to preferred shareholders from
     net investment income.............             (.26)        (.25)        (.29)        (.21)        (.14)
                                                 -------      -------      -------      -------      -------
Total distributions....................            (1.06)       (1.04)       (1.09)       (1.10)       (.85)
                                                 -------      -------      -------      -------      -------
Offering costs on issuance of common and
   preferred shares....................            --           --           --           --            (.26)
                                                 -------      -------      -------      -------      -------
Net asset value, end of period.........          $ 14.85      $ 13.99      $ 14.19      $ 11.55      $ 14.59
                                                 =======      =======      =======      =======      =======
Per share market value, end of period..          $ 13.50      $ 11.75      $11.625      $ 9.875      $ 13.75
Total investment return based on market
   price per share (c).................           22.31%        7.99%       26.18%      (22.57%)       2.31%(b)
Ratios to average net assets of common
   shareholders (d):
   Operating expenses..................            1.34%        1.40%        1.43%        1.49%        1.30%(e)
   Net investment income...............            7.47%        7.84%        8.41%        8.67%        6.57%(e)
   Net assets of common shareholders,
       end of period (000).............          $85,486      $80,553      $81,698      $66,469      $84,009
   Preferred stock outstanding,
       end of period (000).............          $40,000      $40,000      $40,000      $40,000      $40,000
   Portfolio turnover rate.............              27%          27%          35%          17%         100%

----------------------------------------------------------------------------------------------------------------
(a) For the period from commencement of investment operations on January 29, 1993 through December 31, 1993.
(b) Return calculated based on beginning of period price of $14.10 (initial offering price of $15.00 less underwriting discount of $.90) and end of period market value of $13.75 per share. This calculation is not annualized.
(c) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
(d) Ratios calculated on the basis of income, expenses and preferred stock dividends relative to the average net assets of common shares.
(e) Annualized.

                              See accompanying notes to financial statements.

                                                                                                        Page 15


M U N I C I P A L  P A R T N E R S  F U N D  I N C .

Report of Independent Accountants

To the Board of Directors and Shareholders of Municipal Partners Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Municipal Partners Fund Inc. (the "Fund") at December 31, 1997, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

New York, New York
February 23, 1998

M U N I C I P A L  P A R T N E R S  F U N D  I N C .

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                                                          NET REALIZED GAIN
                                                                                            (LOSS) & CHANGE
                                                                                           IN NET UNREALIZED
                                                                  NET INVESTMENT             APPRECIATION
                                                                      INCOME                (DEPRECIATION)
                                                                  -----------------        -----------------
QUARTER ENDED*                                                    TOTAL   PER SHARE        TOTAL   PER SHARE
------------------------------------------------------------------------------------------------------------
March 31, 1995...............................................     $1,585    $.27           $7,580    $1.32
June 30, 1995............................................... .     1,584     .28            1,601      .28
September 30, 1995...........................................      1,572     .27            1,478      .25
December 31, 1995............................................      1,600     .28            4,478      .78
March 31, 1996...............................................      1,561     .27           (3,781)    (.65)
June 30, 1996................................................      1,551     .27             (424)    (.08)
September 30, 1996...........................................      1,546     .27            1,656      .29
December 31, 1996............................................      1,551     .27            1,204      .20
March 31, 1997...............................................      1,544     .27           (1,587)    (.27)
June 30, 1997................................................      1,535     .27            2,442      .42
September 30, 1997...........................................      1,531     .26            2,071      .36
December 31, 1997............................................      1,519     .26            1,989      .35

-------------------------------------------------------------------------------------------------------------
*Totals expressed in thousands of dollars except per share amounts.

                            See accompanying notes to financial statements.
                                                                                                      PAGE 17

M U N I C I P A L  P A R T N E R S  F U N D  I N C .

Other Information

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

M U N I C I P A L  P A R T N E R S  F U N D  I N C .

Other Information (concluded)

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent, P.O. Box 8209, Boston, Massachusetts 02266-8209.



1997 Federal Tax Notice (unaudited)

During the year ended December 31, 1997, the Fund paid to shareholders $6,110,803 from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for regular Federal income tax purposes. You should consult your tax adviser as to the state and local tax treatment of the dividends you received.

M U N I C I P A L  P A R T N E R S  F U N D  I N C .

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

MICHAEL S. HYLAND
      Co-Chairman of the Board;
      Managing Director,
      Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

WILLIAM D. CVENGROS
      Co-Chairman of the Board; Chief Executive Officer, President and Member of the Board of Value Advisors LLC and President of PIMCO Advisors L.P.

RIORDAN ROETT
      Professor and Director, Latin American
      Studies Program, Paul H. Nitze
      School of Advanced International Studies,
      Johns Hopkins University

ROBERT L. ROSEN
      General Partner,
      R.L.R. Partners

Officers

MICHAEL S. HYLAND
      Co-Chairman of the Board

WILLIAM D. CVENGROS
      Co-Chairman of the Board

STEPHEN J. TREADWAY
      President

NEWTON SCHOTT
      Executive Vice President

MARYBETH WHYTE
      Executive Vice President

ALAN M. MANDEL
      Treasurer

LAURIE A. PITTI
      Assistant Treasurer

NOEL B. DAUGHERTY
      Secretary

JENNIFER G. MUZZEY
      Assistant Secretary


Municipal Partners Fund Inc.
      7 World Trade Center
      New York, New York  10048
      Telephone 1-888-777-0102

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

INVESTMENT MANAGER
      Value Advisors LLC
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

AUCTION AGENT
      Bankers Trust Company
      4 Albany Street
      New York, New York  10006

CUSTODIAN
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      MNP

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200

                              ---------------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                S. HACKENSACK, NJ
                                 PERMIT No. 750
                              ---------------------